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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of The Pillar Funds (File No. 33-44712), and to all references to our firm included in this Registration Statement.




                                             /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
  February 24, 1999